UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 5, 2024

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55450	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

865 N. Albion St. Suite 300 Denver, CO	80220
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Nuevo Promissory Note

On July 5, 2024, Nuevo Holding, LLC (“Nuevo”), a wholly-owned subsidiary of Medicine Man Technologies, Inc. (the “Company”, and together with Nuevo, the “Payor”), entered into a First Amendment (the “Nuevo Amendment”) to the Promissory Note (the “Nuevo Promissory Note”), dated February 8, 2022, with Reynold Greenleaf & Associates LLC as the holder (the “Holder”).

The Nuevo Amendment provides, among other things, that: (i) the Payor shall pay to the Holder an amount equal to $1,700,000 (the “Initial Principal Amount”) on February 8, 2025 to be applied towards the Principal Amount (as defined in the Nuevo Promissory Note), provided, that, in the event that certain financial covenant defaults described further in the Nuevo Amendment is reasonably expected to occur with respect to such payment then the Payor will pay the Holder the portion of the Initial Principal Amount on the first succeeding Subsequent Principal Repayment Date (as defined below) on which such payment can be made without resulting in the occurrence of a violation of a specified covenant; (ii) on each of March 3, 2025, June 2, 2025 and September 1, 2025 (each, a “Subsequent Principal Repayment Date”), only to the extent that, as of any such Subsequent Principal Repayment Date, the cumulative payments of principal made under the Altmore Loan Agreement occurring between June 1, 2024 and November 28, 2025 (the “Total Altmore Payments”) exceeds $2,250,000 (the “Threshold Amount”), the Payor will pay the Holder the portion of the Principal Amount due and owing under the Nuevo Note equal to the Total Altmore Payments minus (a) the Threshold Amount and (b) any other payments made on any prior Subsequent Principal Repayment Date; and (iii) Payor shall pay to Holder any remaining Principal Amount on or before November 28, 2025. The interest rate applicable to the Nuevo Promissory Note remains unchanged at 5%.

Altmore Loan Agreement

On July 5, 2024, the Company and its subsidiary, PBS Holdco, LLC, formerly known as Mesa Organics, Ltd., as administrative agent to the Borrowers (defined below), entered into a Fourth Amendment (the “Fourth Altmore Amendment”) to the Altmore Loan Agreement, dated February 26, 2021, with SHWZ Altmore, LLC as Lender (“Lender”) and GGG Partners, LLC as Collateral Agent (“Collateral Agent”), which further amended the Loan Agreement, dated February 26, 2021, and as further amended on July 28, 2021, June 3, 2024, and July 3, 2024 (as amended, the “Altmore Loan Agreement”), among Mesa Organics Ltd., Mesa Organics II Ltd., Mesa Organics III Ltd., Mesa Organics IV Ltd., SCG Holding, LLC and PBS Holdco LLC (collectively, the “Borrowers”), the Lender and the Collateral Agent (as such terms are defined therein).

The Fourth Altmore Amendment provides that, among other things: (i) the new the Maturity Date (as defined in the Altmore Loan Agreement) shall be November 28, 2025; and (ii) the quarterly principal payments shall be reduced from $750,000 to $300,000 commencing on the Interest Payment Date (as defined in the Altmore Loan Agreement) corresponding to the First Business Day of June 2024; and (iii) the Borrower is required to pay Lender a $75,000 quarterly Administrative Fee commencing on the first quarterly Interest Payment Date following the first Business Day of June 2024, provided, however, that the first payment was made on July 3, 2024. Further, Borrowers paid to Lender a one-time Amendment Fee in the amount of $120,000 in connection with the execution of the Fourth Altmore Amendment. The interest rate applicable to the Altmore Loan Agreement remains unchanged at 15%.

The foregoing descriptions of the Nuevo Amendment and Fourth Altmore Amendment are qualified in their entireties by reference to the full text of the Nuevo Amendment and Fourth Altmore Amendment, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference. The Company previously reported the terms of the Nuevo Promissory Note and Altmore Loan Agreement, and the other transaction documents entered into in connection thereto in the Company’s Current Report on Form 8-K filed March 4, 2021, the Company’s Current Report on Form 8-K filed August 3, 2021, and the Company’s Current Report on Form 8-K filed February 14, 2022.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the First Amendment to Nuevo Promissory Note is hereby incorporated herein by reference. A copy of the First Amendment is attached hereto as Exhibit 10.1 and incorporated into this Item 2.03 by reference.

The information set forth in Item 1.01 above with respect to the Fourth Amendment to the Altmore Loan is hereby incorporated herein by reference. A copy of the Fourth Amendment is attached hereto as Exhibit 10.2 and incorporated into this Item 2.03 by reference.

Item 7.01 Regulation FD Disclosure.

On July 11, 2024, the Company issued a press release announcing the entry into the Nuevo Amendment and Fourth Altmore Amendment. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information under Item 7.01 of this Current Report on Form 8-K and the press release attached as Exhibit 99.1 are being furnished by the Company pursuant to Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	First Amendment to Promissory Note dated July 3, 2024, by and among Medicine Man Technologies, Inc. a Nevada Corporation, Nuevo Holdco, LLC a New Mexico limited liability company as the Payor’s and Reynold Greenleaf & Associates, LLC a New Mexico limited liability company as the Holder.
10.2	Fourth Amendment to Loan Agreement Dated, July 5, 2024, by and among SHWZ Altmore, LLC a Delaware limited liability company as Lender, GGG Partners, LLC a Georgia limited liability company as Collateral Agent, and Mesa Organics Ltd., a Colorado limited liability company as Borrower.
99.1	Press Release, dated July 11, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Christine Jones
Date: July 11, 2024		Christine Jones Chief Legal Officer